UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2026

SUNRISE REALTY TRUST, INC.

(Exact name of Registrant as Specified in Its Charter)

Maryland	001-41971	93-3168928
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

525 Okeechobee Blvd., Suite 1650

West Palm Beach, FL, 33401

(Address of principal executive offices, including zip code)

561-530-3315

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SUNS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On February 27, 2026, Sunrise Realty Trust, Inc., a Maryland corporation (the “Company”), entered into an amendment (the “Amendment”) to that certain Loan and Security Agreement, dated as of November 6, 2024 (the “Agreement”), as amended, by and among the Company and Sunrise Realty Trust Holdings I LLC, as co-borrowers, the lenders party thereto, East West Bank (“EWB”), in its capacity as administrative agent for each member of the lenders party and the bank product, EWB, City National Bank of Florida and Everbank, N.A., as joint lead arrangers, EWB as sole bookrunner, co-syndication agent and co-documentation agent thereto. The Amendment, among other things (i) facilitates the entry of another lender, (ii) increases the maximum revolver amount by an additional $25 million, for a total of $165 million, and (iii) revises the required lender consent requirement such that any action requiring lender consent shall require the consent of EWB and Everbank, N.A.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 10.9G hereto and is incorporated by reference herein.

On March 5, 2026, Sunrise Realty Trust, Inc. issued a press release announcing the Amendment to the Agreement. A copy of the press release is furnished as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
10.9G	Amendment Number Seven to Loan and Security Agreement, dated as of February 27, 2026, by and among Sunrise Realty Trust, Inc., Sunrise Realty Trust Holdings I LLC, the lenders party thereto, and the joint lead arrangers, sole bookrunner, co-syndication agent, co-documentation agent and administrative agent party thereto.
99.1	Press Release issued by Sunrise Realty Trust, Inc. on March 5, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNRISE REALTY TRUST, INC.

By:	/s/ Brandon Hetzel
Brandon Hetzel
Chief Financial Officer and Treasurer

Date: March 5, 2026

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